UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2017

NCI, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51579	20-3211574
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11730 Plaza American Drive, Reston, VA		20190
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 707-6900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On January 22, 2017, the board of directors (the “Board”) of NCI, Inc. (the “Company”) concluded that, as a result of the preliminary information obtained to date in connection with an ongoing internal investigation, (i) the unaudited interim financial statements included in the Company’s Quarterly Report on Form 10-Q for the three-months ending March 31, 2016, filed on April 29, 2016; (ii) the unaudited interim financial statements included in the Company’s Quarterly Report on Form 10-Q for the three- and six-months ending June 30, 2016, filed on August 1, 2016; and (iii) the unaudited interim financial statements included in the Company’s Quarterly Report on Form 10-Q for the three- and nine-months ending September 30, 2016, filed on November 7, 2016, should no longer be relied upon. On the same date, the Board also determined that investors, analysts and other persons should not rely upon management’s report on internal controls over financial reporting or the Company’s independent registered public accounting firm’s report on the effectiveness of the Company’s internal controls over financial reporting filed with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

The Board’s determination was a result of the Company’s preliminary findings in an ongoing internal investigation, after the Company discovered that its controller embezzled approximately $18 million from the Company over the last six years, with approximately $5 million taken during 2016. The Company’s preliminary findings indicate that these funds were reflected as expenses in the Company’s financial statements and that those expenses were treated as allowable indirect costs on the Company’s government contracts but should have been classified as unallowable costs. The Company has concluded that the unaudited interim financial statements for the nine-month period ending September 30, 2016 contain material errors related to the theft and the Company will provide amended financial results for that nine-month period as part of the completion of its financial reporting process for the fiscal year 2016.

The Audit Committee and the Company’s executive management have discussed the matters described herein with the Company’s independent registered public accounting firm.

A copy of the press release announcing these events is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

Exhibit 99.1	Press Release, dated January 23, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NCI, Inc.

By:	/s/ Lucas J. Narel
Lucas J. Narel
Executive Vice President, Chief Financial Officer, and Treasurer

Date: January 24, 2017